Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
a)During November 2022, the Company entered into contracts with Samsung Heavy Industries Co., Ltd. for the construction of five 174,000-cubic meter M-type, Electronically Controlled, Gas Admission propulsion LNG carriers (or the Samsung LNG Carrier Newbuildings) that have a total fully built-up cost of $1.2 billion and are scheduled for delivery throughout 2027. As at December 31, 2022, costs incurred under these newbuilding contracts totaled $129.3 million and the estimated remaining costs to be incurred are $100.5 million (2023), $15.1 million (2024), $59.2 million (2025), $244.2 million (2026) and $640.0 million (2027). In February 2023, the Company received an equity contribution of $86.2 million from Stonepeak (see Note 21), which the Company used to partially fund the scheduled 2023 newbuilding installments and costs; the Company intends to finance the remaining estimated costs with its existing liquidity and future operating cash flow, as well as long-term debt financing to be arranged for the vessels prior to their scheduled deliveries.
b)During September 2022, the Company's 50%-owned Exmar LPG Joint Venture entered into contracts with Hyundai Mipo Dockyard for the construction of two 45,000-cubic meter LPG-fueled LPG carriers for scheduled deliveries in 2024 and 2025, respectively. The Company's proportionate share of the total fully built-up cost is approximately $75.5 million. As at December 31, 2022, the Company's proportionate share of costs incurred under these newbuilding contracts totaled $7.0 million and the estimated remaining costs to be incurred are $8.9 million (2023), $38.2 million (2024), and $21.4 million (2025). The Exmar LPG Joint Venture intends to finance the remaining estimated costs with its existing liquidity and future operating cash flow, as well as long-term debt financing to be arranged for the vessels prior to their scheduled deliveries.
c)The Company has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain as described in Note 7a(ii). As at December 31, 2022, the Company's proportionate share of the estimated remaining final construction installment on the LNG terminal is $11.3 million and is expected to be incurred in 2023. The Bahrain LNG Joint Venture intends to finance the final construction installment through its existing undrawn financing, of which $7.2 million relates to the Company's proportionate share, its existing liquidity, and its future operating cash flow.
d)The Tangguh Joint Venture has submitted a Notice of Appeal against a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to a long funding lease to which the joint venture is a party to and the Tangguh Joint Venture has recorded a provision of $1.6 million in 2017 (of which the Company's 70% share is $1.1 million) which is recorded in accrued liabilities in the Company’s consolidated balance sheets as at December 31, 2022 and 2021.

e)Tangguh Joint Venture Operating Leases
As at December 31, 2022, the Tangguh Joint Venture was a party to operating leases (or Head Leases) whereby it leases its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Tangguh Joint Venture then leases back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed and indemnified by the Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification obligation as at December 31, 2022 and 2021 were $4.7 million and $5.2 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred and ends in 2033. Although there is no maximum potential amount of future payments, the Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.
As at December 31, 2022, the total estimated future minimum rental payments to be received and paid by the Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i) $	Sublease Payments (i) (ii) $
2023	21,242	23,934
2024	21,242	23,934
2025	21,242	23,934
2026	21,242	23,934
2027	21,242	23,934
Thereafter	26,643	30,054
Total	132,853	149,724
(i) The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2022, the Company had received $377.5 million of aggregate Head Lease receipts and had paid $334.7 million of aggregate Sublease payments. The portion of the Head Lease receipts that has not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2022, $3.7 million (December 31, 2021 – $3.7 million) and $14.4 million (December 31, 2021 – $18.1 million) of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.
(ii) The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

f)Management is required to assess whether the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Company had a working capital deficit of $363.4 million as at December 31, 2022. This working capital deficit includes $477.2 million related to scheduled maturities and repayments of long-term debt in the 12 months following December 31, 2022, including $250.0 million related to the scheduled maturity of one revolving credit facility (see Note 10). Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, the cash distributions it expects to receive from its equity-accounted joint ventures, and the expected debt refinancing of its revolving credit facility, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.